Exhibit 10.145

AMENDMENT NUMBER ONE

to the

LOAN AND SECURITY AGREEMENT

Dated as of March 31, 2015,

between

PENNYMAC CORP.,

and

CITIBANK, N.A.

This AMENDMENT NUMBER ONE (this “Amendment Number One”) is made this 13th day of May 2015, between PENNYMAC CORP. (“Borrower”) and CITIBANK, N.A. (“Lender”), to the Loan and Security Agreement, dated as of March 31, 2015, between Borrower and Lender, as such agreement may be amended from time to time (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, Borrower and Lender have agreed to make certain modifications to the Agreement, as more specifically set forth herein; and

WHEREAS, as of the date hereof, Borrower represents to Lender that Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Facility Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Facility Document.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of May 13, 2015 (the “Amendment Effective Date”, the Agreement is hereby amended as follows:

(a) Exhibit 2.03 to the Agreement is hereby amended by deleting Lender’s “Acknowledged and agreed” signature block in its entirety.

SECTION 2. Fees and Expenses. Borrower agree to pay to Lender all reasonable out of pocket costs and expenses incurred by Lender in connection with this Amendment Number One (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel) in accordance with Section 3.03 of the Agreement.

SECTION 3. Representations. Borrower hereby represents to Lender that as of the date hereof, Borrower is in full compliance with all of the terms and conditions of the Agreement and each other Facility Document and no Default or Event of Default has occurred and is continuing under the Agreement or any other Facility Document.

SECTION 4. Binding Effect; Governing Law. This Amendment Number One shall be binding and inure to the benefit of the parties hereto and their respective successors and permitted assigns. THIS AMENDMENT NUMBER ONE SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY, THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF (EXCEPT FOR SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 5. Counterparts. This Amendment Number One may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument. The parties agree that this Amendment Number One, any documents to be delivered pursuant to this Amendment Number One and any notices hereunder may be transmitted between them by email and/or by facsimile. The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties.

SECTION 6. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number One need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

[Signature Page Follows]

IN WITNESS WHEREOF, Borrower and Lender have caused this Amendment Number One to be executed and delivered by their duly authorized officers as of the Amendment Effective Date.

PENNYMAC CORP.
(Borrower)

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Executive Vice President, Treasurer

CITIBANK, N.A.
(Lender)

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Vice President,
Citibank N.A.

(Amendment No. 1 to LSA PennyMac/Citi - May 2015)